UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2010

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3753 Howard Hughes Parkway
Suite 200, Las Vegas, NV 89169
 (Address of principal executive offices)

 888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement s of Certain Officers

On December 29, 2010, Anita Atias, a director of Forex International Trading Corp. (the “Company”), resigned as a director of the Company due to a potential conflict of interest.  Ms. Atias is currently the Operations Manager for Online Trading Academy and the Company now operates in a similar industry.

As reported by the Company on its Form 8-K filed with the Securities and Exchange Commission on December 22, 2010, the Company acquired twenty percent (20%) of the issued and outstanding membership interest of Forex New York City, LLC (“Forex NYC”).  Forex NYC provides introductory training as well as advanced training for retail traders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: December 30, 2010	By:	/s/ Darren Dunckel
Las Vegas, Nevada		Name: Darren Dunckel
Title: CEO, President, CFO,
Secretary, Treasurer and Director

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